UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2023

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2023, Cogent Communications, Inc., a wholly owned subsidiary of Cogent Communications Holdings, Inc. (the “Company”), entered into two lease agreements (the “New Leases”), one with Thorium LLC and one with Germanium LLC, entities owned by the Company’s Chief Executive Officer, David Schaeffer.  The Company’s Audit Committee, which is responsible for reviewing any related party transactions, reviewed and approved the entry into the New Leases.

The lease with Thorium LLC is for approximately 54,803 square feet of office space in the building located at 198 Van Buren Street, Herndon, VA  20170, which will serve as office space for the Company replacing a portion of its current office space located elsewhere in the Northern Virginia area (“Office Lease”).  The lease with Germanium LLC is for approximately 1,587 square feet of technical space in the building located at 196 Van Buren Street, Herndon, VA  20170, which will serve as network operations space for the Company (“Network Operations Lease”).  The term for each of the New Leases is five years beginning March 1, 2023 (or an actual later date of occupancy). Both of the New Leases are cancellable by the Company without penalty upon 60 days written notice. The amount of fixed annual rent during the term of the Office Lease will be $1,205,666, and the Company is also responsible for paying its proportionate share of the building’s operating expenses.  The amount of fixed annual rent during the term of the Network Operations Lease will be $39,914, and the Company is also responsible for paying its metered utility costs and a proportionate share of the building’s other operating expenses.

The descriptions of the Office Lease and the Network Operations Lease do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Lease Agreement (office space), dated January 6, 2023, between Thorium LLC and Cogent Communications, Inc. for offices at 198 Van Buren Street, Herndon, VA.

10.2	Lease Agreement (network operations), dated January 6, 2023, between Germanium LLC and Cogent Communications, Inc. for technical space at 196 Van Buren Street, Herndon, VA.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

January 11, 2023	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	President and Chief Executive Officer